CONSULTING AGREEMENT


         THIS AGREEMENT is made and entered into as of January 26, 2000 by and between COYOTE NETWORK SYSTEMS, INC., a Delaware corporation (the "Company"), and KRJ, LLC, a Delaware limited liability company ("Consultant").

     1. Consultant's Duties.

     (a) Since January 14, 2000 ("the "Effective Date") Consultant has performed services for the benefit of the Company, specifically being instrumental in advising and assisting the Company on (i) identifying strategic partners and business opportunities; (ii) introductions to substantial IP Telephony customers; (iii) introduction of new management; (iv) restructuring of vendor finance programs; (v) investor relations; (vi) identifying credit facilities; and (vii) structuring a recapitalization of the Company; (viii) increasing foreign and domestic sales development; and (ix) seeking to achieve the continued viability of the Company and sustained earnings growth and shareholder value through 2000 and beyond;

     (b) From the date hereof, Consultant's duties under this Agreement will include continuing participation in the activities listed in subsection (a) above.

     (c) Consultant's duties hereunder have not to date, and shall not hereinafter, include introducing the Company to investors, promoting the Company's stock to third parties or placing (or advising on the placement of) the Company's equity or debt securities to any party. The Company acknowledges that all such services shall be performed by a registered broker-dealer.

     (d) Consultant agrees to use its reasonable best efforts to performing the duties set forth in subsection (b) above.

     2. Term of Agreement. The initial term of this Agreement will commence on the Effective Date and terminate on third anniversary of the date hereof. The Company may terminate this Agreement for any reason upon 30 days' written notice to Consultant or Consultant may terminate this Agreement for any reason on 30 days' written notice to the Company, but Consultant shall nevertheless be entitled to the compensation set forth in section 3 below.

     3. Compensation. As remuneration for Consultant's services set forth in section 1(a) above, the Company shall issue 2,000,000 shares of the Company's


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

Common Stock, par value $1.00 per share (the "Common Stock"), to Consultant and deliver such shares of the Common Stock to Consultant as follows:

     (a) 750,000 shares of Common Stock within fifteen days of the Effective
Date;

     (b) 1,250,000 shares of Common Stock shall be placed in escrow, to be automatically delivered to Consultant as follows:

          (i) 416,666 shares of Common Stock within five days after the first anniversary of the date of this Agreement provided, however, the escrow agent shall accelerate the delivery if the closing price of the Common Stock on the Principal Market (as defined below) is equal to or greater than $8 per share for 20 consecutive trading days;

          (ii) 416,667 shares of Common Stock within five days after the second anniversary of the date of this Agreement provided, however, the escrow agent shall accelerate the delivery if the closing price of the Common Stock on the Principal Market is equal to or greater than $12 per share for 20 consecutive trading days;

          (iii) 416,667 shares of Common Stock within five days after the third anniversary of the date of this Agreement provided, however, the escrow agent shall accelerate the delivery if the closing price of the Common Stock on the Principal Market is equal to or greater than $16 per share for 20 consecutive trading days; or

          (iv) immediately upon any transaction in which substantially all of the assets of the Company are acquired or 50% or more of the issued and outstanding common stock of the Company is acquired by a single person, entity or group of such persons or entities (a "Change in Control").

     Under the terms of the escrow agreement, Consultant shall retain all voting and dividend rights with respect to the shares of Common Stock held in escrow. The escrow agent shall comply with the delivery schedule set forth above, absent an order from a court of competent jurisdiction staying the delivery or otherwise directing delivery to another person.

     For purposes of this section 3, "Principal Market" means the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever at the time is the principal trading exchange or market for the Common Stock. The Company and Consultant hereby agree that at the earlier of six (6) months from the date hereof or upon delivery to Consultant of all of the Common Stock as set forth


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above, Consultant will meet with the Audit Committee of the Board of Directors for the purpose of further compensating Consultant for the services provided from January 26, 2000 to the date of the meeting. The focus of such meeting shall be an assessment of the granting of additional stock or warrants to Consultant sufficient to provide Consultant with reasonably equivalent economic value as set forth on Exhibit A attached hereto.

     4. Trading Restrictions. Notwithstanding any other holding period or trading restrictions imposed by law, which restrictions Consultant agrees to follow, Consultant further agrees that it will not sell, pledge, hypothecate or otherwise transfer any of the shares granted under section 3 until 12 months from the date of delivery of the Common Stock by the Company or the escrow agent, as the case may be, to Consultant; provided, however, that in the event of a Change in Control these trading restrictions shall be lifted.

     5. Status. During the term of this Agreement, the relationship of the Company and Consultant shall be that of independent contractor. This Agreement shall not in any way create a relationship of principal and agent or employer and employee between the Company and Consultant.

     6. Expenses. The Company will reimburse Consultant for any reasonable business expenses incurred by Consultant in performance of its duties hereunder, provided that those expenses are approved in advance and in writing by the Company. The Company agrees to reimburse Consultant for legal and accounting expenses related to services rendered hereunder, not to exceed $15,000 in the aggregate. Any additional legal or accounting expenses Consultant incurs in connection with this Agreement or the performance of its duties hereunder shall be at Consultant's expense.

     7. Confidential Information. In connection with the performance of its services under this Agreement, Consultant may receive information concerning the Company and its affiliates, including, without limitation, descriptive memoranda, appraisals, financial statements or summaries, correspondence, records or other specific financial, technical, commercial or other information regarding their businesses and affairs, whether or not such material is specifically marked or designated as confidential (the "Confidential Information"). The parties agree that the Confidential Information has been acquired, established and maintained at great expense, protected as confidential information and trade secrets and are of great value and will provide the Company with a substantial competitive advantage in its business. Therefore, Consultant agrees that it will not, directly or indirectly, either individually or as an employee, principal, agent, owner, trustee, beneficiary, distributor, partner, co-venturer, shareholder, consultant or in any other capacity, use or disclose, or cause to be used or disclosed, any of the Confidential Information,


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

whether such information was owned the Company prior to, or developed by the Company subsequent to, its relationship with Consultant, and regardless of the fact that Consultant may have participated in the discovery and development of that information; provided, however, Consultant may disclose such information to it members, its legal advisors and any other party directly involved in Consultant rendering its services hereunder so long as Consultant receives from such individuals or entities (except for Consultant's members, legal advisors and accountants) and provides to the Company a confidentiality agreement similar in scope to this Agreement. Nothing contained herein shall be construed as restricting or creating any liability for the disclosure, communication or use of the following information:

     (a) information which, at the time of disclosure hereunder, was published or known publicly or was otherwise in the public domain;

     (b) information which after disclosure hereunder, is published or becomes publicly known or otherwise in the public domain other than as a result of a breach of this Agreement;

     (c) information which was disclosed to the recipient in good faith by a third party who was not, and is not, under any obligation of confidence or secrecy to the other party hereto at the time of such disclosure; or

     (d) information if for which the disclosure is legally required, in the opinion of counsel to Consultant, to be made in a judicial, administrative or governmental proceeding or process. Consultant shall promptly notify the Company of Consultant being legally required to make such disclosure to allow the Company to oppose such compelled disclosure.

     8. Consultant's Representations and Warranties. Consultant represents and warrants to the Company that:

     (a) Consultant is not a registered broker or dealer in securities under any federal or state securities laws;

     (b) Neither Consultant nor any of its affiliates, agents, officers or employees is currently subject to disciplinary action of any kind by the U.S. Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any stock or commodities exchange or any state securities authority;

     (c) Neither Consultant nor any of its affiliates, agents, officers or employees has ever been found liable by, or is currently the subject of an injunction issued by, a court or arbitration board in connection with alleged securities law violations or improprieties;



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     (d) Consultant is acquiring the shares of Common Stock issuable pursuant to section 3 solely for its own account for investment purposes, and not with a view to the distribution thereof, and Consultant acknowledges that any certificate for the Common Stock may contain a legend in the form attached hereto as Exhibit B;

     (e) Consultant understands that the Common Stock has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering;

     (f) Consultant is an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act;

     (g) Consultant and each natural person who, directly or indirectly, is a beneficial owner of an ownership interest in Consultant has received certain information concerning the Common Stock and the Company, including, without limitation, copies of the Company's filings with the Securities and Exchange Commission, and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Common Stock;

     (h) Consultant and each natural person who, directly or indirectly, is a beneficial owner of an ownership interest in Consultant is able to bear the economic risk and lack of liquidity inherent in holding the Common Stock;

     (i) Consultant and each natural person who, directly or indirectly, is a beneficial owner of an ownership interest in Consultant acting on his or its own behalf or in conjunction with his or its duly authorized legal, financial or other advisors, has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of the prospective investment in the Shares; and

     (j) Consultant has relied solely upon its own knowledge and experience and the advice of its own legal, financial or other advisors with regard to the legal, investment, tax and other considerations involved in deciding to acquire the Company's Common Stock as compensation for its services.

     9. The Company's Representations and Warranties. The Company represents and warrants to Consultant that the shares of Common Stock to be issued pursuant to this Agreement have been duly authorized and, when the shares of Common Stock


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delivered as contemplated hereby, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights. The Company shall at all times during the term of this Agreement reserve and keep available, solely for issuance and delivery pursuant to this Agreement, a number of authorized shares of Common Stock equal to the number of shares of Common Stock which may issued pursuant to section 3. The Company further represents and warrants to Consultant that it is a corporation duly organized and validly existing under the laws of the State of Delaware and that the execution and delivery of this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by proper corporate action on the part of the Company and that this Agreement is legal, valid and binding obligation of the Company, enforceable against the Company according to its terms.

     10. Additional Covenants of Consultant. Consultant covenants to the Company that (a) the representations and warranties set forth in section 7(a), (b) and
(c) will be true and correct as of the date of this Agreement and the date that the Common Stock is issued, and (b) the representations and warranties set forth in section 7(d), (e), (f), (g), (h), (i) and (j) will be true and correct at any time that the Company issues Common Stock pursuant to section 3.

     11. Specific Performance. Consultant acknowledges and agrees that irreparable injury to the Company may result in the event Consultant breaches any covenant and agreement contained in section 6 and that the remedy at law for the breach of any such covenant will be inadequate. Therefore, if Consultant engages in any act in violation of the provisions of section 6, Consultant agrees that the Company shall be entitled, in addition to such other remedies and damages as may be available to it by law or under this Agreement, to injunctive relief to enforce the provisions of section 6; provided, however, nothing herein shall deprive Consultant of the right to contest the granting of any injunction.

     12. Governing Law; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of California (regardless of such State's conflict of laws principles), and without reference to any rules of construction regarding the party responsible for the drafting thereof. This Agreement shall be construed without reference to any rules of construction regarding the party responsible for drafting thereof.

     13. Waiver. The failure of any party to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or a relinquishment of any right granted hereunder for the future performance of any such term, covenant or condition.

     14. Notice. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given


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or made upon receipt, if delivered personally, on the third business day following deposit in the U.S. mail if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or the next business day following electronic transmission to the telecopier number specified below with receipt acknowledged:

                 If to the Company:     Coyote Network Systems, Inc.
                                        4360 Park Terrace Drive
                                        Westlake Village, CA 91361
                                        Attn:  President
                         Facsimile:     818-735-7633

                 If to Consultant:      KRJ, LLC
                                        c/o Duval & Stachenfeld LLP
                                        Attn: Harsha Murthy, Esq.
                                        300 East 42nd Street, 3rd Floor
                                        New York, NY 10017
                         Facsimile:     212-883-8883

     15. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrase or to replace any invalid or unenforceable term or provision with a term or provision that is valid or enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

     16. Miscellaneous.

     (a) This Agreement may be amended only by an agreement in writing signed by all of the parties hereto.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and beneficiaries in interest. Neither party may assign this Agreement without the prior written


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consent of the other party; provided, however, nothing herein shall limit the ability of Consultant to assign its compensation hereunder to any third party subject to compliance under all applicable securities laws.

     (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

     (d) The Company will indemnify Consultant against any third party claims that might arise as a result of Consultant's authorized use of any information provided by the Company in connection herewith.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the day and year first above written.

                                 COYOTE NETWORK SYSTEMS, INC.

                                 BY  /s/ Daniel W. Latham
                                     ---------------------------
                                     Name  Daniel W. Latham
                                     Its   President

                                 KRJ, LLC

                                 BY  /s/ Kevin O. Kelly
                                     ---------------------------
                                     Name   Kevin O. Kelly
                                     Its    Managing Member



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                      ESCROW AND INDEMNIFICATION AGREEMENT


          THIS ESCROW AND INDEMNIFICATION AGREEMENT (the "Agreement") is made as of January 26, 2000 by and among REINHART, BOERNER, VAN DEUREN, NORRIS & RIESELBACH, P.C., as escrow agent (the "Escrow Agent"), COYOTE NETWORK SYSTEMS, INC., a Delaware corporation (the "Company") and KRJ, LLC, a Delaware limited liability company (the "the Consultant").

                                     RECITAL

          The Company and the Consultant are parties to that certain Consulting Agreement dated as of January 26, 2000 (the "Consulting Agreement") and, pursuant thereto, the Company has issued to the Consultant, and the Consultant has agreed to place into escrow, 1,250,000 shares of the Company's Common Stock, par value $1.00 per share (the "Shares"), with delivery of the Shares to the Consultant to occur upon the occurrence of certain events set forth in section 3(b) of the Consulting Agreement.

                                   AGREEMENTS

          In consideration of the Recital and the mutual promises and agreements set forth herein, the parties hereto agree as follows:

          1. Acknowledgment of Receipt of Consulting Agreement. The Escrow Agent hereby acknowledges receipt of a copy of the Consulting Agreement but, except for reference thereto for definitions of certain words or terms not defined herein, the Escrow Agent is not charged with any duties or responsibilities thereunder. Capitalized terms used herein without definition shall have the meanings designated for them in the Consulting Agreement unless the context requires otherwise. This Agreement shall become effective upon receipt by the Escrow Agent of the Shares.

          2. Escrow. The Shares shall be deposited into escrow on or before February 10, 2000, and the Escrow Agent agrees to hold the Shares until such time as it is required to deliver or return the Shares in accordance herewith. The Escrow Agent shall release from escrow and deliver, by certified mail within five days, the Shares in whole or in part to the Consultant or its designee upon receipt by the Escrow Agent of a direction and/or certification signed by a manager of the Consultant (with a copy provided to the Company) that the


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applicable condition(s) of section 3(b) of the Consulting Agreement have been satisfied. The Escrow Agent shall be under no duty to determine whether Consultant's certification is accurate, such duty being solely upon the Company to timely challenge in writing any such certification. The Escrow Agent shall return any remaining Shares to the Company or its designee upon receipt by the Escrow Agent of a direction and/or certification of a manager of the Consultant and an officer of the Company that such Shares shall be so returned to the Company or upon order of a court of competent jurisdiction.

          3. Voting Rights and Dividends. The Consultant shall be entitled to exercise, in the Consultant's sole discretion, the voting power with respect to the Shares in respect of the election of directors and all other matters and to receive and retain for its own account any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights, paid, issued or distributed from time to time in respect of the Shares.

          4. Provisions Relating to the Escrow Agent.

          (a) Standard of Care. The Escrow Agent shall have the duty to exercise reasonable care in the custody and preservation of any Shares in its possession, which duty shall be fully satisfied if the Escrow Agent maintains safe custody of such Shares.

          (b) Notification of Consultant. The Escrow Agent shall have no further obligation to ascertain the occurrence of, or to notify the Consultant with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Escrow Agent of any internal procedures with respect to any securities in its possession, nor shall the Escrow Agent shall be deemed to assume any other responsibility for, or obligation or duty with respect to, any Shares, or the use of any Shares, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including any obligation or duty to take any action to collect, preserve or protect the Consultant's rights in the Shares, but the same shall be at the Consultant's sole risk and responsibility at all times.

          (c) Liability. In performing any duties under the Escrow Agreement, the Escrow Agent shall not be liable to any party for damages, losses, or expenses, except for gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent shall not incur any such liability for (i) any act or failure to act made or omitted in good faith, or (ii) any action taken or omitted in reliance upon any instrument, including any written statement or certification provided for in this Agreement that Escrow Agent shall in good faith believe to be genuine, nor will Escrow Agent be liable or responsible for


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

forgeries, fraud, impersonations, or determining the scope of any representative authority. In addition, Escrow Agent may consult with the legal counsel in connection with Escrow Agent's duties under this Agreement and shall be fully protected in any act taken, suffered, or permitted by Escrow Agent in good faith in accordance with the advice of counsel. Escrow Agent is not responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement.

          (d) Controversies. If any controversy arises between the parties to this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, Escrow Agent will not be required to determine the controversy or to take any action regarding it. Escrow Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in Escrow Agent's discretion, Escrow Agent may be required, despite what may be set forth elsewhere in this Agreement. In such event, Escrow Agent will not be liable for interest or damage. Furthermore, Escrow Agent may at its option, file an action of interpleader requiring the Parties to answer and litigate any claims and rights among themselves. Escrow Agent is authorized to deposit with the clerk of the court all documents and funds held in escrow, except all costs, expenses, charges and reasonable attorney fees incurred by Escrow Agent due to the interpleader action and which the Parties jointly and severally agree to pay. Upon initiating such action, Escrow Agent shall be fully released and discharged of and from all obligations and liability imposed by the terms of this Agreement.

          (e) Release and Indemnification. The Company and the Consultant hereby release the Escrow Agent, and its officers, directors, employees and agents, from any claims, causes of action and demands at any time arising out of or with respect to this Escrow Agreement, the Shares and/or any actions taken or omitted to be taken by the Escrow Agent with respect thereto (except, in the case of the Escrow Agent, such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Escrow Agent), and the Company and the Consultant hereby jointly and severally agree to hold the Escrow Agent and its officers, directors, employees and agents harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of


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

action and demands arising from the gross negligence or willful misconduct of the Escrow Agent). The right of the Escrow Agent to indemnification hereunder shall survive its resignation or removal as Escrow Agent and shall survive the termination of this Agreement for any reason.

          (f) Resignation. Escrow Agent may resign at any time upon giving at least thirty (30) days' written notice to the parties; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent which shall be accomplished as follows: the parties shall use their best efforts to mutually agree on a successor escrow agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, Escrow Agent shall have the right to appoint a successor escrow agent. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as escrow agent. Escrow Agent shall upon such appointment be discharged from any further duties and liability under this Agreement.

          5. Fees. The Escrow Agent shall not be entitle to receipt of fees for the services rendered hereunder; provided, however, all out-of-pocket costs and expenses (excluding costs of litigation) of the Escrow Agent with respect to the services rendered hereunder shall be paid by the Company. The Escrow Agent shall invoice the Company directly for such cost and expenses. In the event that the Escrow Agent renders any service not provided for this Agreement, or if the parties request a substantial modification of its terms, or if any controversy arises, or if the Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorney's fees, including allocated costs of in-house counsel, and expenses occasioned by such controversy or litigation and the Escrow Agent shall have the right to retain all documents and/or other things of value at any time held by the Escrow Agent pursuant to this Agreement until such compensation, fees, costs, and expenses are paid.

          6. Termination of Escrow. The Shares shall be retained by the Escrow Agent until distributed to the appropriate party or parties pursuant to the terms of this Agreement, at which time this Agreement shall be terminated.

          7. Address for Notices. Any notice or other communication required or permitted to be given to the parties hereunder shall be in writing and shall be deemed to have been given if delivered in person by commercial courier, or two business days after mailing by Federal Express or similar express delivery service, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this section):

          If to the Company:        Coyote Network Systems, Inc.
                                    4360 Park Terrace Drive
                                    Westlake Village, CA  91361
                                    Attn:  President
                  Facsimile:        818-735-7633

          If to Consultant:         KRJ, LLC
                                    c/o Duval & Stachenfeld LLP
                                    Attn:  Harsha Murthy, Esq.
                                    300 East 42nd Street, 3rd Floor
                                    New York, NY 10017
                  Facsimile:        212-883-8883

          If to the Escrow Agent:
                                    Reinhart, Boerner, Van Deuren,
                                        Norris & Rieselbach, P.C.
                                    Attn:  Timothy G. Atkinson, Esq.
                                    1775 Sherman Street, Suite 2100
                                    Denver, CO 80203
                  Facsimile:        303-831-4805

          8. Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the respective parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that any heirs, executors, administrators, successors and assigns shall only be liable for any liabilities hereunder to the extent of the value of the property or assets received from their respective predecessor in interest.

          9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws principles.

          10. Amendments. Any provision of this Agreement may be amended only by agreement in writing signed by all of the signatories hereto.

          11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    COYOTE NETWORK SYSTEMS, INC.

                                    BY  ______________________________
                                        Name _________________________
                                        Its  _________________________


                                    KRJ, LLC

                                    BY  ______________________________
                                        Name _________________________
                                        Its  _________________________


                                    REINHART, BOERNER, VAN DEUREN,
                                        NORRIS & RIESELBACH, P.C.

                                    BY  ______________________________
                                        Name _________________________
                                        Its  _________________________




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